POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS,
that
 the undersigned constitutes
and appoints James E. Matthews,
Cathy Bartels, and Gayle Ellis,
 and each of them, his true and
lawful attorneys-in-fact
and agents,
with full power of substitution, for
him and in his name, place
and stead, in any and all capacities, to:

1. execute for and on behalf of
the undersigned,
in the undersigned's capacity
as an officer and/or
director of ADTRAN, Inc.
(the "Company"),
Forms 3, 4 and 5 in accordance
with Section 16(a) of the
securities
Exchange Act of 1934, as
amended, and
the rules thereunder;
2. do and perform any and
all acts for
and on behalf of the
undersigned which
may be necessary or
desirable to
complete and execute any
such
Form 3, 4 or 5 and timely
file
such form with the United
States
Securities and Exchange
Commission
and any stock exchange or
similar
authority; and
3. take any other action
of any
type whatsoever in connection
with
the foregoing which, in the
opinion
of such attorney-in-fact,
may be of
benefit to, in the best
interest of,
or legally required by, the
undersigned, it being
understood
that the documents
executed by such
attorney-in-fact on behalf
of the undersigned
pursuant to this Power of
Attorney
shall be in such form and shall
contain such terms and conditions
as such attorney-in-fact may
approve in such
attorney-in-fact's discretion.
The undersigned hereby grants to each
such attorney-in-fact full
power and authority
to do and perform any and every act
and thing whatsoever requisite,
necessary,
or proper to be done in the
exercise of any
of the rights and powers
herein granted,
as fully to all intents
and purposes as
the undersigned might or could
 do if personally present,
with full
power of substitution or
revocation,
hereby ratifying and
confirming all
that such attorney-in-fact,
or such
attorney-in-fact's substitute or
substitutes, shall lawfully
do or
cause to be done by virtue of this
power of attorney and the
rights and
powers herein granted.
The undersigned acknowledges
that
the foregoing attorneys-in-fact,
in serving
in such capacity at the
request of
the undersigned, are not
assuming, nor
is the Company assuming,
any of the
undersigned's responsibilities
to comply
with Section 16 of the Securities
Exchange Act of 1934.

This Power of Attorney shall
remain in full
force and effect until the
undersigned is
no longer required to file Forms 3,
4 and 5
with respect to the undersigned's
holdings of
and transactions in securities
issued by the Company,
unless earlier revoked by the
undersigned in a
signed writing delivered to the
foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, the undersigned
has caused this Power of Attorney to be
executed as of this 8 day of May, 2007.

__/s/Balan Nair__________________
Signature

___Balan Nair__________________
Print Name






ATLANTA:4479009.1